                                                                   EXHIBIT 10.16


                         Special Customer Arrangement

This MCI Special Customer Arrangement ("Agreement") is made between MCI Telecommunications Corporations ("MCI") and Sattell Communications LLC ("Customer"), and shall be effective thirty (30) days from the first day of the next billing cycle following Customer's signature date ("Effective Date").

The rates, discounts and certain other provisions applicable to MCI tariffed services are set forth in the Contract Tariff.

1.   Authority:  Customer represents and warrants that Customer has the full
     ---------
right, power and authority to enter into this Agreement, to perform Customer's obligations hereunder and that the execution, delivery and performance by Customer of this Agreement will not conflict with or constitute a default under any contract, agreement or other obligation to which Customer is subject.

2.   Confidential Information:  Each party shall not disclose to any third party
     ------------------------
during the Term of this Agreement, or during the three (3) year period after expiration or termination of this Agreement, any of the terms and conditions of this Agreement unless such disclosure is lawfully required by any federal governmental agency or is otherwise required to be disclosed by law or is necessary in any legal proceeding establishing rights and obligations under this Agreement. Each party reserves the right to terminate this Agreement by giving written notice to the other party in the event of any unpermitted third party disclosure hereunder.

3.   Government Law:  This Agreement and all causes of action arising out of the
     --------------
Agreement, shall be subject to the Communications Act of 1934, as amended (the "Act"), or, if any part of this Agreement is not covered by the Act, by the domestic law of the State of Georgia without regard to its choice of law principles. In the event of a conflict between this Agreement and any subsequent translations, this English language version shall prevail.

4.   Notices:  All notices, requests, or other communications (excluding
     -------
invoices) hereunder shall be in writing and hand delivered or addressed and sent by certified or registered mail, postage prepaid and return receipt requested to the parties at the address below or such other addresses as may be specified by written notice. All notices shall be effective when received.

5.   Severability:  All provisions of this Agreement are severable, and the
     ------------
unenforceability or invalidity of any of the provisions shall not affect the validity or enforceability of the remaining provisions. The remaining provisions will be construed in such a manner as to carry out the full intention of the parties. Section titles or references used in this Agreement shall not have substantive meaning or context and are not a part of this Agreement.

6.   Entire Agreement:  This Agreement, including the Contract Tariff,
     ----------------
constitutes the entire agreement between the parties with respect to MCI Tariffed services and the applicable MCI Tariffs and Tariff Option, and supersedes all other representations, understandings or agreements which are not fully expressed herein, whether oral or written. No amendment to this Agreement shall be valid unless in writing and signed by both parties.

7.   Signature Authorization:  The parties have duly executed and agreed to be
     -----------------------
bound by this Agreement as evidenced by the signatures of their authorized representatives above. Each party represents and warrants to the other that the signatory identified beneath its name above has full authority to execute this Agreement on its behalf.

8.   Service Provisioning and Receipt:  MCI will provide to Customer interstate
     --------------------------------
and international telecommunications service(s) provided pursuant to the MCI Tariff FCC No.1, MCI Tariff FCC No. 5, WUI Tariff FCC No.27, and any other interstate and international tariff of MCI and its affiliates, each as supplemented by this Agreement, and intrastate telecommunications services provided pursuant to MCI's state tariffs governing such services ("MCI Tariffs"). This Agreement incorporates by reference the terms of each such tariff. MCI may modify its tariffs from time to time in accordance with law and thereby affect the service(s) furnished to Customer. This is s Specialized Customer Arrangement as defined in Section B-17.03 of the Tariff.

     MCI will, if required, file a tariff option ("TO") consistent with the terms of Attachment A, which is fully incorporated herein. In the event a TO required to implement the terms of this Agreement is suspended or rejected, or is inconsistent with this Agreement, then Customer may, as its sole remedy, elect to terminate this Agreement without liability on thirty (30) days' written notice given not later than thirty (30) days after the event giving rise to the termination right, unless MCI substantially cures the problem within the notice period. MCI will use best reasonable commercial efforts to provide Customer with notice that the TO required to implement this Agreement has been suspended, rejected, or found to be inconsistent with this Agreement.

     The rates, discounts, terms and conditions of this Agreement, except as set forth in Attachment A, are those set forth in applicable MCI Tariffs. In the event of inconsistency between the TO and MCI Tariffs, the TO shall govern. In the event of inconsistency between this Agreement and applicable MCI Tariffs or the TO, the TO or applicable MCI Tariffs shall govern. If, where and to the extend that MCI is no longer required to file Tariffs, MCI will continue to provide to the Customer MCI services pursuant to the terms and conditions of this Agreement.



Sattell Communications LLC              MCI Telecommunications Corporation
9145 Deering Avenue                     Three Ravinia Drive
Chatsworth, CA 91311                    Atlanta, GA 30346


/s/ Daniel W. Latham                    /s/ Tom Schilling
-----------------------------------     -----------------------------------
Authorized Customer Signature           Authorized Signature


Daniel W. Latham                        Tom Schilling, Director
-----------------------------------     -----------------------------------
Print Name and Title                    Print Name and Title


May 16, 1996                            May 17, 1996
-----------------------------------     -----------------------------------
Date                                    Date

                              ATTACHMENT A TO SCA
                                Contract Tariff

This Attachment A to the Agreement contains the rates, terms and conditions of the MCI services provided under Schedule I.

1.   Term of Service: The term of service is twenty-four (24) months (beginning
     ---------------
thirty (30) days from the first day of the first billing cycle following the date of the Customer's execution of this Contract Tariff). Upon completion of the term of service, the service arrangement under this Agreement shall continue on a month-to-month basis, and Customer shall receive the rates and discounts for MCI services as set forth in this Agreement provided, Customer's monthly usage equals or exceeds one-twelfth of the Annual Minimum.

2.   Description of Service: Service may consist of any one or more standard
     ----------------------
tariffed MCI services.

3.   Minimum Volume Requirements: For purposes of this Contract Tariff, Base
     ---------------------------
Rates are defined as the rates and discounts for which the Customer qualifies under this Contract Tariff.

     3.1  Annual Minimum: During each consecutive twelve (12) month period of
          --------------
the term of service ("Annual Period"), the Customer's use of MCI services under this Contract Tariff must equal or exceed [*], calculated at Base Rates
("Annual Minimum"). During the thirteenth month of the term of Service, Customer may upon sixty (60) days prior written notice to MCI, decrease the Annual Minimum to [*]. The rates and discounts for MCI services will be adjusted as of the effective date of the notice. Customer may only decrease the Annual Minimum one time during the term of the service.

4.   Rates and Charges: The Customer will be charged the following rates for
     -----------------
domestic interstate service usage. (For all domestic intrastate and international service charge usage, the Customer shall pay standard tariffed rates set forth in the applicable MCI tariffs.)

     4.1  Postalized Rates: The Customer will be charged the following
          ----------------
postalized rates for the Customer's Interstate usage. [*]

          4.1.1   MCI 800 Service:
                  ---------------

          (1) In Lieu of any other rates and discounts, the Customer will be charged the following per-minute rates for domestic interstate MCI 800 DAL usage, depending on termination type and the time of day that the call is made:

                Termination Type    Business Day  Non-Business Day
                ------------------  ------------  ----------------
                800 DAL             [*]           [*]
                800 CBL             [*]           [*]


---------------------------

    [*]   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (2) If the Customer decreases the Annual Minimum to [*] pursuant to paragraph 1 above, in lieu of any other rates and discounts, the Customer shall be charged the following per-minute rates for domestic interstate MCI 800 DAL usage as of the effective date of the decrease, depending on the termination type and the time of day that the call is made:

                Termination Type    Business Day  Non-Business Day
                ------------------  ------------  ----------------
                800 DAL             [*]           [*]
                800 CBL             [*]           [*]

5.   Volume Discounts: In each Annual Period of the term of service in which the
     ----------------
Customer satisfies the Annual Minimum, the Customer will be charges the rates and receive the discounts set forth under the Contract Tariff.

     5.1  MCI HyperStream Frame Relay Service. Pursuant to the Customer's
          ------------------------------------
revenue commitments for domestic MCI HyperStream Frame Relay Service, Customer shall receive with the standard HPP discounts associated with the Monthly minimum schedule applicable to the two (2) year term of service as set forth in the Tariff.

     5.2  Charges Not Eligible for Discount: These rates do not apply to the
          ----------------------------------
following charges for MCI services other than those described in Section 2; non-tariffed products; access or egress (or related) charges imposed by third parties; Directory Assistance charges; standard tariffed non-recurring charges; taxes or governmental surcharges.

6.   Classifications, Practices and Regulations:
     ------------------------------------------

     6.1  Underutilization: If in any Annual Period, the Customer's use of
          -----------------
service under this Contract Tariff, calculated at Base Rates, fails to satisfy the Annual Minimum, the Customer will be billed and required to pay: (1) all outstanding amounts billed to the Customer during that Annual Period; and (2) a underutilization charge (which Customer agrees is reasonable) equal [*].

     6.2  New Technology Change: Customer will not be liable for
          ----------------------
underutilization charges where such underutilization charges arise solely as a result of a provided that in any case Customer shall use its best reasonable efforts to: (1) direct to MCI new traffic or traffic not currently carried by MCI in order to meet the Annual Minimum; and (2) certain MCI as the provider of the service required pursuant to the [*]. In the event Customer's Usage Charges fall below [*] of the Annual Minimum during the Service Team as the result of a Customer and MCI shall use good faith efforts to renegotiate the terms and conditions of the Agreement, including but not limited to all rates and discounts; provided, however, that if a new agreement is not reached within sixty (60) days of MCI's notice to Customer

------------------------

     [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

that Customer's Usage Charges have fallen below [*] of the Annual Minimum during the Service Term, MCI may terminate this agreement without liability to customer, upon ninety (90) days written notice to customer.

     6.3  Business Downturn:  Customer will not be liable for underutilization
          -----------------
charges where such underutilization charges are solely due to [*]. In the event the Customer's Usage Charges fall below [*] of the Annual Minimum during the Service Term as a result of such business downturn, MCI and Customer will cooperate in efforts to develop a mutually agreeable alternative proposal that will address the concerns of both parties and comply with all applicable legal and regulatory requirements and restrictions, provided, however, that if a new agreement is not reached within thirty (30) days of MCI's notice to Customer that Customer's Usage Charges have fallen below [*] of the Annual Minimum, MCI may terminate this Agreement without liability to Customer upon ninety (90) days written notice. By way of example and not limitation, the alternative proposal may include changes in discounts, credits, revenue and/or volume commitments, the multi-year service period, and other provisions. Subject to all applicable legal and regulatory requirements of the Federal Communications Commission and the Communications Act of 1934, MCI will prepare and file any tariff revisions necessary to implement such mutually agreeable alternative proposal. This provision shall not apply to a change resulting from a decision by a Customer to: (1) reduce its overall use of telecommunications service; (2) alter its telecommunications network architecture; or (3) transfer portions of its telecommunications traffic or projected growth to carriers other than MCI. This provision shall also not apply during the first twelve (12) months of the Service Term and, after the first twelve (12) months, may only be used one (1) time by Customer during the Service Term. Customer must give MCI immediate written notice of the conditions it believes will require the application of this provision.

     6.4  Force Majeure: Customer will not be liable for the underutilization
          --------------
charges where such underutilization are solely due to events beyond the reasonable control of the customer. The Customer shall promptly notify MCI of the force majeure circumstances, and the Service Team shall be extended by the time of the deal caused by the force majeure event.

     6.5  Termination:
          -----------

          6.5.1. Except as set forth below, if the Customer terminates service under the Contract Tariff after the Effective Date and before the expiration of the term of service, it will constitute a breach of this Contract Tariff and Customer will be billed and required to: [*]



------------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          6.5.2. The Customer may terminate this Contract prior to the expiration of the term of service without termination liability if Customer enters into another Contract Tariff with term and volume commitments equal to or greater than the commitments under this Contract Tariff.

          6.5.3. If the Customer becomes dissatisfied with the agreement or the MCI services or with MCI's performance in connection with the provision of MCI services under this Agreement within thirty (30) days of the Effective Date, Customer terminates this Agreement pursuant to this paragraph 6.5.3, MCI will release to Customer the surety provided in paragraph 6.7 below, less the amount of Customer's unpaid Usage Charges up to the time of such termination.

     6.6  Service Interruptions
          ---------------------

          6.6.1. Customer shall be entitled to Credit Allowances for Service Interruptions in accordance with Section B.15 of the Tariff. A Service Interruption begins when Customer reports the interruption to MCI and releases the "Service Element" (as hereinafter defined) for testing and repair ad ends when MCI retenders the Service Element to Customer. For the purpose of determining the Annual Minimum, MCI will not reduce Usage Charges by the amount of Credit Allowances applied. For purposes of this Agreement, "Service Element" refers to the specific MCI service affected at the specific geographic Customer location affected.

          6.6.2. Customer may discontinue receipt of service on a Service Element at any time without liability except as otherwise expressly provided for in the Tariff or this Agreement (an example of such a provision might be where a private line installation charge is waived but is to be assessed if the line is not in place for a minimum period). If Customer discontinues receipt of service on a Service Element having chronic Service Interruptions and does not take substitute service form MCI, the Annual Minimum for purposes of assessing underutilization charges shall be reduced by the average monthly Usage Charges for the discontinued Service Element measured over the last three (3) billing months prior to discontinuation. A Service Element with chronic Service Interruptions is one on which there have been three or more Service Interruptions, each consisting of thirty (30) or more minutes, totaling twenty-four (24) or more hours within three (3) consecutive calendar months.

     6.7  Payment Arrangements: The Customer is required to pay MCI for its
          --------------------
services within thirty (30) days of the Customer's receipt of MCI's invoice. In consideration for services provided by MCI, Customer agrees to pay surety in the amount of [*]. Surety shall be provided by June 3, 1996. Initial surety requirements shall be based on estimated usage projections and MCI shall reserve the right to require additional surety based on MCI traffic reporting and/or actual usage. Should the customer fail to provide additional surety, MCI may elect to disconnect all services immediately and without further notice. Surety may be in the form of a cash deposit, an Irrevocable

------------------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Letter of Credit for a term of one year issued by am MCI approved financial institution of a Cross Corporate Guarantee from Diana Corporation. If Customer elects to provide the Cross Corporate Guarantee, MCI will release the surety upon receipt of such Guarantee. Cash deposits will be retained in an interest bearing account held by MCI for a minimum of twelve (12) months. MCI shall reserve the right to determine the customer's eligibility for refund of the deposit based on customer's payment history and financial solvency and to retain such deposit as is required to limit MCI's exposure.

     6.8  Tariffed Rates: If MCI offers discounts applicable to a combination of
          ---------------
its services (as opposed to discounts on an individual service), the Customer who has subscribed to one of the combined services may elect to receive the benefits of such discounts in lieu of its SCA discounts. If the Customer so chooses, the new discounts become binding for the remainder of the terms of service.

     6.9  Conditions: In order for Customer to be eligible to receive the rates
          -----------
and discounts provided under this Agreement, Customer must satisfy the following conditions on an annual basis:

          6.9.1. Customer agrees that it will utilize MCI [*] of Customer's domestic interstate dedicated 800 traffic during the Service Term (the Exclusive Carrier Requirement").

          6.9.2. MCI may request in writing and Customer will promptly provide to MCI in writing, proof satisfactory to MCI that Customer is satisfying the terms of the Exclusive Carrier Requirement for any Annual Period ("Documentation"). MCI may review the Documentation solely for the purpose of determining Customer's compliance with the Exclusive Carrier Requirement.

          6.9.3. The rates and discounts for MCI Services set forth in this Agreement are conditioned upon Customer's satisfaction of the Exclusive Carrier Requirement. If Customer fails to satisfy the Exclusive Carrier Requirements during any Annual Period, then the rates and discounts which shall be applied to Customer's usage of MCI Services for such Annual Period shall be MCI standard Tariff rates (less standard discounts) notwithstanding anything to the contrary in the Agreement.

          6.9.4. If the percentage of Customer's usage of MCI 800 Service terminating via dedicated access facilities during any annual billing period (excluding usage routed to switched lines for disaster recovery purposes only) is less [*] of its total usage of MCI 800 Service (as measured in minutes of use), Customer will pay an additional [*] per minute of usage of MCI 800 Service terminating via dedicated access facilities below such [*] threshold.

          6.9.5. If the percentage of Customer's usage of interstate MCI 800 Service is less than eighty percent (80%) of its total usage of MCI 800 Service (as measured in minutes of use), Customer will pay an additional [*] per minute of usage of interstate MCI 800 Service under such eighty percent (80%) threshold.

--------------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

           6.9.6. If the percentage of Customer's usage of MCI 800 Service occurring during the Non-Business Day time period is less than sixty percent (60%) of its total usage of MCI 800 Service, Customer will pay an additional [*] per minute of usage of Non-Business Day MCI 800 Service under such sixty percent (60%) threshold.

     6.10  Credits:
           -------

           6.10.1. The Customer will receive a credit, not to exceed [*], for the one-time charges associated with the implementation of MCI service under this Contract Tariff. Such credits will be issued from time to time throughout the term of office as MCI service under this Contract Tariff is installed. Any applicable Tariffed promotional credits will be applied prior to this credit.

           6.10.2. If the Customer decreases the Annual Minimum to [*] pursuant to paragraph 1 above, for each consecutive three (3) month period following the effective date of the decrease (each a Quarterly Period"), Customer shall receive a credit of ten percent (10%) calculated and applied to the [*] of the Customer's total domestic interstate MCI 800 DAL Usage Charges for each Quarterly Period.

7. This agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Neither this agreement, nor any rights or obligations of Customer herein shall be transferable or assignable by Customer without MCI's prior written consent, which consent shall not be reasonable withheld.

8. Service under this option is available to Customers ordering service within 30 days of the Effective Date of this option.











-----------------------------

    [*]   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                FIRST AMENDMENT
                      TO MCI SPECIAL CUSTOMER ARRANGEMENT


     This is the first amendment (the "Amendment") to the MCI Special Customer Arrangement between MCI Telecommunications Corporation ("MCI") and Sattell Communications LLC ("Customer"), which was signed by Customer on May 16, 1996 (the "Original Agreement"). This Amendment is effective as of thirty (30) days after the first day of the next full month's billing cycle following the Customer signature date ("Amendment Effective Date").

1.   Survival of Original Agreement.  Except as otherwise expressly modified or
     ------------------------------
     amended herein, all terms and conditions contained in the Original Agreement shall remain in full force and effect and shall not be altered or changed by this Amendment. The Original Agreement including this Amendment shall be referred to as the "Agreement".

2.   Effective Date.  The opening paragraph of the Original Agreement shall be
     --------------
     deleted in its entirety and restated as follows:

          "This MCI Special Customer Arrangement ("Agreement") is made between MCI Telecommunications Corporation ("MCI") and Sattell Communications LLC ("Customer") and shall be effective as of June 7, 1996 ("SCA Effective Date")."

3.   Add New Paragraph 4.1.1(3).  A new paragraph 4.1.1(3) is hereby added and
     --------------------------
     incorporated into Attachment A of the Original Agreement as follows:

          "This is a featureless product offering. Customer will incur additional charges for any features ordered."

4.   Add New Paragraph 4.1.2.  A new paragraph 4.1.2 is hereby added and
     -----------------------
     incorporated into Attachment A of the Original Agreement as follows:

          "4.1.2  MCI Vision Service:
                  ------------------

          (1) Except as set forth in paragraph 4.1.2 (2) below, for domestic MCI Vision Service, Customer will pay the standard rates pursuant to the Vision Power Rate Program as set forth in the Tariff and receive the discounts associated with the MCI Vision Power Rate Value Insurance Plan Two (2) year and [*] commitment levels as set forth in the Tariff except that minimum term and volume levels shall not apply.


---------------------

       [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (2) In lieu of the discounts set forth in paragraph 4.1.2(1) above, for interstate MCI Vision Service, Customer shall pay the following postalized rates depending on the type of access and the time of day that the call occurs.


                  Access            Peak         Off-Peak
                ----------        --------      ----------
                Dedicated           [*]          [*]
                Switched            [*]          [*]

5.   Paragraph 5.1 Modification.  Paragraph 5.1 of Attachment A to the Original
     --------------------------
     Agreement shall be deleted in its entirety and restated as follows:

          "5.1  MCI HyperStream Frame Relay Service. Pursuant to the Customer's
                -----------------------------------
          revenue commitments for domestic MCI HyperStream Frame Relay Service, Customer shall receive with the standard HPP discount associated with a [*] Monthly Minimum and two (2) year term of service as set forth in the Tariff."

6.   Paragraph 6.5.3 Modification.  Paragraph 6.5.3 of Attachment A to the
     ----------------------------
     Original Agreement shall be deleted in its entirety and restated as follows:

          "6.5.3 If the Customer becomes dissatisfied with this Agreement within forty (40) days of the Effective Date, Customer may terminate this Agreement without termination liability. If Customer terminates this Agreement pursuant to this paragraph 6.5.3, MCI will release to Customer the surety provided in paragraph 6.7 below, less the amount of Customer's unpaid Usage Charges up to the time of such termination."

7.   Paragraph 6.7 Modification.  Paragraph 6.7 of Attachment A to the Original
     --------------------------
     Agreement shall be deleted in its entirety and restated as follows:

          "6.7  Payment Arrangements: The Customer is required to pay MCI for
                --------------------
          its services within thirty (30) days of the Customer's receipt of MCI's invoice. In consideration for services provided by MCI, customer agrees to pay surety in the amount of [*]. Surety shall be provided by June 3, 1996. Initial surety requirements shall be based on estimated usage projections and MCI shall reserve the right to require additional surety based on MCI traffic reporting and/or actual usage. Should the customer fail to provide additional surety in a form acceptable to MCI within ten (10) business days after Customer's notice of such requirement, MCI may elect to disconnect all services immediately and without further notice. Surety may be in the form of a cash deposit, an Irrevocable Letter of Credit for a term of one year issued by an MCI approved financial institution, a

----------------------

    [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          performance bond with terms and conditions and from an issuer acceptable to MCI or a cross corporate guarantee from Diana Corporation. If Customer elects to provide the cross corporate guarantee; MCI will release other forms of surety upon receipt of such cross corporate guarantee. However, should Customer elect to terminate the cross corporate guarantee currently in effect under this Agreement, Customer must provide alternative surety acceptable to MCI concurrently with such termination of the cross corporate guarantee. Cash deposits will be retained in an interest bearing account held by MCI for a minimum of twelve (12) months. MCI shall reserve the right to determine the customer's eligibility for refund of the deposit based on customer's payment history and financial solvency and to retain such deposit as is required to limit MCI's exposure."

     Once this Agreement has been fully executed, any further amendments must be in writing and signed by both parties.


Accepted and agreed:

Sattell Communications LLC              MCI Telecommunications Corporations



By:  /s/ James Fiedler                  By: /s/ Tom Schilling
     --------------------------            ----------------------------

Name: James Fiedler                     Name: Tom Schilling
     --------------------------              --------------------------

Title: Chairman & CEO                   Title: Director
      -------------------------               -------------------------

Date: 7/1/96                            Date: 7/2/96
     --------------------------              --------------------------

                               SECOND AMENDMENT
                      TO MCI SPECIAL CUSTOMER ARRANGEMENT


     This is the Second Amendment (this "Amendment") to MCI Special Customer Arrangement by and between MCI Telecommunications Corporation ("MCI") and Concentric Network Corporation ("Customer") and amends that certain MCI Special Customer Arrangement between MCI and Sattel Communications L.L.C. ("Sattel") which was effective as of June 7, 1996 (the "SCA") and amended by that certain First Amendment to MCI Special Customer which was signed by Sattel on July 1, 1996 (the "First Amendment"). The SCA and the First Amendment shall collectively be referred to as the "Original Agreement." The Original Agreement was assigned to Customer by Sattel pursuant to an Assignment and Novation Agreement entered into as of August 7, 1996. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meanings as set forth in the Original Agreement.

     The parties hereby agree that the Original Agreement is amended as follows:

1.   Survival of Original Agreement.  Except as otherwise expressly modified or
     ------------------------------
     amended herein, all terms and conditions contained in the Original Agreement shall remain in full force and effect and shall not be altered or changed by this Amendment. The Original Agreement and this Amendment shall collectively be referred to as the "Agreement."

2.   Effective Date.  This Amendment is effective as of November 1, 1996.
     --------------

3.   Revised Attachment A to SCA.  Attachment A of the Original Agreement shall
     ---------------------------
     be deleted in its entirety and replaced by the revised Attachment A attached to, and incorporated by reference into, this Amendment.

4.   Complete Agreement.  The Agreement, together with MCI's F.C.C. Tariffs No.
     ------------------
     1 and 8, as amended from time to time, constitutes the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

     This offer shall remain open and be capable of being accepted by Customer until October 24, 1996. Once this Amendment has been fully executed, any further amendments must be in writing and signed by both parties.

Accepted and agreed:


MCI Telecommunications Corporation              Concentric Network Corporation



By: /s/ Edward W. Smith                         By: /s/ John Peters
   --------------------------------                -----------------------------

Name: Edward W. Smith                           Name: John Peters
     ------------------------------                  ---------------------------

Title: Director                                 Title: Exec VP
      -----------------------------                   --------------------------

Date:  11/1/96                                  Date: 10/17/96
     ------------------------------                  ---------------------------

                              ATTACHMENT A TO SCA
                                Contract Tariff


     This Attachment A to the Agreement contains the rates, discounts, terms and conditions of the MCI services provided under Schedule I.

1.   Term of Service.  The term of service is twenty-four (24) months from June
     ---------------
     7, 1996 (the "Effective Date"). Upon completion of the term of service, the service arrangement under this Agreement will continue on a month-to-month basis, and Customer will receive the rates and discounts for MCI services as set forth in this Agreement provided, Customer's monthly usage equals or exceeds one-twelfth (1/12th) of the Second Minimum, as that term is defined in Section 3 below.

2.   Description of Service.  Service may consist of any one or more standard
     ----------------------
     tariffed MCI services.

3.   Minimum Volume Requirements.  For purposes of this Contract Tariff, Base
     ---------------------------
     Rates are defined as the rates and discounts for which Customer qualifies under this Contract Tariff.

     3.1  Customer's Minimums.  From the Effective Date through April 30, 1997
          -------------------
          (the "First Period"), Customer's use of MCI services under this Contract Tariff must equal or exceed Three million six hundred thousand dollars ($3,600,000), calculated at Base Rates (the "First Minimum"). From May 1, 1997 through June 6,1998 (the "Second Period"). Customer's use of MCI services under this Contract Tariff must equal or exceed Four million nine hundred fifteen thousand dollars ($4,915,000), calculated at Base Rates (the "Second Minimum"). Any time after July 1, 1997, Customer may, upon sixty (60) days prior written notice to MCI, decrease the Second Minimum to Three million six hundred thousand dollars ($3,600,000). The rates and discounts for MCI services will be adjusted as of the effective date of such notice. Customer may only decrease the Second Minimum one time during the term of the service.

     3.2  Data Sub-Minimum.  During the First and Second Periods combined,
          ----------------
          Customer's use of MCI Dedicated Leased Line Services under this Contract Tariff must equal or exceed [*], calculated at Base Rates (the "Data Sub-Minimum"). Customer usage of MCI Dedicated Leased Line Services will be eligible to count towards each of the First and Second Minimums and the Data Sub-Minimum.


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

4.   Rates and Charges.  The Customer will be charged the following rates for
     -----------------
     domestic interstate service usage. (For all domestic intrastate and international service usage, Customer will pay standard tariffed rates set forth in the applicable MCI tariffs.)

     4.1  Postalized Rates.  The Customer will be charged the following
          ----------------
     postalized rates for Customer's interstate usage. [*]

          4.1.1     MCI 800 Service:
                    ---------------

                    (1) In lieu of any other rates and discounts, Customer will be charged the following per-minute rates for domestic interstate MCI 800 DAL usage, depending on termination type and the time of day that the call is made:


                         Termination Type        Business Day   Non-Business Day
                         ----------------        -------------  ----------------
                         800 DAL                  [*]            [*]
                         800 CBL                  [*]            [*]


                    (2) If Customer decreases the Second Minimum to Three Million Six Hundred Thousand Dollars ($3,600,000) pursuant to Section 3.1 above, in lieu of any other rates and discounts, Customer will be charged the following per-minute rates for domestic interstate MCI 800 DAL usage as of the effective date of the decrease, depending on the termination type and the time of day that the call is made:


                         Termination Type        Business Day  Non-Business Day
                         ----------------        ------------  ----------------
                         800 DAL                  [*]           [*]
                         800 CBL                  [*]           [*]

                    (3) This is a featureless product offering. Customer will incur additional charges for any features ordered.


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                                      -2-

          4.1.2     MCI Vision Service:
                    ------------------

                    (1) Except as set forth in paragraph 4.1.2(2) below, for domestic MCI Vision Service, Customer will pay the standard rates pursuant to the Vision Power Rate Program as set forth in the Tariff and receive the discounts associated with the MCI Vision Power Rate Value Insurance Plan Two (2) year and [*] commitment levels as set forth in the Tariff except that minimum term and volume levels will not apply.

                    (2) In lieu of the discounts set forth in paragraph 4.1.2(l) above, for interstate MCI Vision Service, Customer will pay the following postalized rates depending on the type of access and the time of day that the call occurs.


                          Access              Peak             Off-Peak
                         ---------          ---------         ----------
                         Dedicated             [*]                [*]
                         Switched              [*]                [*]

          4.1.3     Dedicated Leased Line Services:
                    ------------------------------

                    (1) In lieu of any other rates and discounts and except as set forth in paragraph 4.1.3(2) below, Customer will be charged the following per mile rates for domestic interstate Inter Office Channel ("OC") Services over MCI Dedicated Leased Line Services:

                         Terrestrial Digital Service 1.5 ("TDS 1.5"):
                         -------------------------------------------

                         Miles*               Monthly Rate

                           [*]                     [*]
                           [*]                     [*]
                           [*]                     [*]
                           [*]                     [*]


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                                      -3-

                         Terrestrial Digital Service 45 ("TDS 45"):
                         -----------------------------------------

                         Miles*               Monthly Rate

                         [*]                  [*]
                         [*]                  [*]
                         [*]                  [*]
                         [*]                  [*]

                         * Miles are not calculated on an incremental basis, for
                           example, [*]

                    (2) Customer shall receive the discounts associated with the three (3)-year Access Pricing Plan as set forth in the Tariff on Customer's Dedicated Leased Line Service usage. The standard term and volume commitments set forth in the Tariff shall apply. To the extent that Customer has its circuits located at MCI facilities or locations, or has otherwise provided for local access, Customer will not be obligated to pay Access Collocation and/or Central Office Connection charges as set forth in the Tariff.

5.   Volume Discounts.  Except as set forth in Sections 3.1 and 4.1.2 above, if
     ----------------
     Customer satisfies the First and Second Minimums, Customer will be charged the rates and receive the discounts set forth under this Section 5.

     5.1  MCI HyperStream Frame Relay Service.  For domestic MCI HyperStream
          -----------------------------------
          Frame Relay Service, Customer will receive with the standard E{PP discount associated with a [*] Monthly Minimum and two (2) year term of service as set forth in the Tariff. This discount does not apply to the following: charges for MCI services other than those described in
          Section 2, non-tariffed products, access or egress (or related) charges imposed by third parties; Directory Assistance charges; standard tariffed non-recurring charges; taxes or governmental surcharges.

6.   Classifications, Practices, and Regulations.
     -------------------------------------------

     6.1  Underutilization.  If in either the First or Second Period, Customer's
          ----------------
          use of service under this Contract Tariff, calculated at Base Rates, fails to satisfy the respective First or Second Minimum, Customer will be billed and required to pay: (1) all


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                                      -4-
          outstanding amounts billed to Customer during the applicable First and/or Second Period; and, (2) an underutilization charge (which Customer agrees is reasonable) equal to [*]

     6.2  New Technology Change.  Customer will not be liable for
          ---------------------
          underutilization charges where such underutilization charges arise solely [*] provided that in any case Customer will use its best reasonable efforts to: (1) direct to MCI new traffic or traffic not currently carried by MCI in order to meet the First and/or Second Minimum; and (2) retain MCI as the provider of the service required pursuant to the New Technology Change. [*] In the event Customer's Usage Charges fall below seventy percent (70%) of the First and/or Second Minimum during the term of service as the result of a [*], Customer and MCI will use good faith efforts to re-negotiate the terms and conditions of this Agreement, including but not limited to all rates and discounts; provided however, that if a new agreement is not reached within sixty (60) days of MCI's notice to Customer that Customer's Usage Charges have fallen below seventy percent (70%) of the First and/or Second Minimum during the term of service, MCI may terminate this Agreement without liability to Customer upon ninety
          (90) days prior written notice to Customer.

     6.3  Business Downturn.  Customer will not be liable for underutilization
          -----------------
          charges where such underutilization charges are solely [*]. In the event that Customer's Usage Charges fall below seventy percent (70%) of the First and or Second Minimum during the term of service as a result of such business downturn, MCI and Customer will cooperate in efforts to develop a mutually agreeable alternative proposal that will address the concerns of both parties and comply with all applicable legal and

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          [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested to the omitted portions.

          regulatory requirements and restrictions, provided, however, that if a new agreement is not reached within thirty (30) days of MCI's notice to Customer that Customer's Usage Charges have fallen below [*], MCI may terminate this Agreement without liability to Customer upon ninety
          (90) days written notice. By way of example and not limitation, the alternative proposal may include changes in discounts, credits, revenue, and/or volume commitments, the multi-year service period, and other provisions. Subject to all applicable legal and regulatory requirements of the Federal Communications Commission and the Communications Act of 1934, as amended, MCI will prepare and file any tariff revisions necessary to implement such mutually agreeable alternative proposal. This provision will not apply to a change resulting from a decision by Customer to: (1) reduce its overall use of telecommunications service; (2) alter its telecommunications network architecture; or (3) transfer portions of its telecommunications traffic or projected growth to carriers other than MCI. This provision will also not apply during the first twelve (12) months of the term of service and, after the first twelve (12) months, may only be used one (1) time by Customer during the term of service. Customer must give MCI immediate written notice of the conditions it believes will require the application of this provision.

     6.4  Force Majeure.  Customer will not be liable for underutilization
          -------------
          charges where such underutilization charges are solely due to events beyond the reasonable control of Customer. The Customer will promptly notify MCI of the force majeure circumstances, and the term of service will be extended by the time of the delay caused by the force majeure event.

     6.5  Termination.
          -----------

          6.5.1 Except as set forth below, if Customer terminates service under this Contract Tariff after the Effective Date and before the expiration of the term of service, it will constitute a breach of this Contract Tariff and Customer will be billed and required to: (1) repay a pro rata portion of all credits received under this Contract Tariff; and, (2) pay an early termination charge equal to one hundred percent (100%) of the First and/or Second Minimum for the First and/or Second Period remaining in the term of service or a pro rata portion thereof for any partial First and/or Second Period.


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with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

          6.5.2 The Customer may terminate this Contract Tariff prior to the expiration of the term of service without termination liability if Customer enters into another Contract Tariff with term and volume commitments equal to or greater than the commitments under this Contract Tariff.

     6.6  Service Interruptions.
          ---------------------

          6.6.1 Customer will be entitled to Credit Allowances for Service Interruptions in accordance with Section 6.15 of the Tariff. A Service Interruption begins when Customer reports the interruption to MCI and releases the "Service Element" (as hereinafter defined) for testing and repair and ends when MCI retenders the Service Element to Customer. For the purpose of determining the First and/or Second Minimum, MCI will not reduce Usage Charges by the amount of Credit Allowances applied. For purposes of this Agreement, "Service Element" refers to the specific MCI service affected at the specific geographic Customer location affected.

          6.6.2 Customer may discontinue receipt of service on a Service Element at any time without liability except as otherwise expressly provided for in the Tariff or this Agreement (an example of such a provision might be where a private line installation charge is waived but is to be assessed if the line is not in place for a minimum period). If Customer discontinues receipt of service on a "Service Element having chronic Service Interruptions" and does not take substitute service from MCI, the First and/or Second Minimum for purposes of assessing underutilization charges will be reduced by the average monthly Usage Charges for the discontinued Service Element measured over the last three
                    (3) billing months prior to discontinuation. For purposes of this Contract Tariff, a Service Element having chronic Service Interruptions is one on which there have been three
                    (3) or more Service Interruptions, each consisting of thirty
                    (30) or more minutes, totaling twenty-four (24) or more hours within three (3) consecutive calendar months.

     6.7  Payment Arrangements.  The Customer is required to pay MCI for its
          --------------------
          services within (30) days of the date of MCI's invoice. In consideration for services provided by MCI, Customer agrees to pay surety in the amount of [*]. Initial surety requirements will be based on estimated usage projections and MCI will reserve the right to require additional surety based on MCI traffic reporting and/or actual usage. Should Customer fail to provide additional surety in a form acceptable to MCI within


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                                      -7-
          ten (10) business days after Customer's notice of such requirement, MCI may elect to disconnect all services immediately and without further notice. Surety may be in the form of a cash deposit, an Irrevocable Letter of Credit for a term of one (1) year issued by an MCI approved financial institution, a performance bond with terms and conditions and from an insurer acceptable to MCI or a cross corporate guarantee from Diana Corporation. If Customer elects to provide the cross corporate guarantee, MCI will release other forms of surety upon receipt of such cross corporate guarantee. However, should Customer elect to terminate the cross corporate guarantee currently in effect under this Agreement, Customer must provide alternative surety acceptable to MCI concurrently with such termination of the cross corporate guarantee. Cash deposits will be retained in an interest bearing account held by MCI for a minimum of twelve (12) months. MCI will reserve the right to determine Customer's eligibility for refund of the deposit based on Customer's payment history and financial solvency and to retain such deposit as is required to limit MCI's exposure.

     6.8  Tariffed Rates.  If MCI offers discounts applicable to a combination
          --------------
          of its services (as opposed to discounts on an individual service), Customer who has subscribed to one of the combined services may elect to receive the benefits of such discounts in lieu of its SCA discounts. If Customer so chooses, the new discounts become binding for the remainder of the term of service.

     6.9  Conditions.  In order for Customer to be eligible to receive the rates
          ----------
          and discounts provided under this Agreement, Customer must satisfy the following conditions on an annual basis:

          6.9.1 Customer agrees that it will utilize MCI [*] during the term of service (the "Exclusive Carrier Requirement").

          6.9.2 MCI may request in writing and Customer will promptly provide to MCI in writing, proof satisfactory to MCI that Customer is satisfying the terms of the Exclusive Carrier Requirement for the First and/or Second Period ("Documentation"). MCI may review the Documentation solely for the purpose of determining Customer's compliance with the Exclusive Carrier Requirement.

          6.9.3 The rates and discounts for MCI Services set forth in this Agreement are conditioned upon Customers satisfaction of the Exclusive Carrier Requirement. If Customer fails to satisfy the Exclusive Carrier Requirement


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                                      -8-
                    be applied to Customer's usage of MCI Services for the First and/or Second Period will be MCI standard Tariff rates (less standard discounts) notwithstanding anything to the contrary in this Agreement.

          6.9.4 If the percentage of Customer's usage of MCI 800 Service terminating via dedicated access facilities during any annual billing period (excluding usage routed to switched lines for disaster recovery purposes only) is less than one hundred percent (100%) of its total usage of MCI 800 Service (as measured in minutes of use), Customer will pay an additional [*] per minute of usage of MCI 800 Service terminating via dedicated access facilities below such one hundred percent (100%) threshold.

          6.9.5 If the percentage of Customer's usage of interstate MCI 800 Service is less than eighty percent (80%) of its total usage of MCI 800 Service (as measured in minutes of use), Customer will pay an additional [*] per minute of usage of interstate MCI 800 Service under such eighty percent (80%) threshold.

          6.9.6 If the percentage of Customer's usage of MCI 800 Service occurring during the Non-Business Day time period is less than sixty percent (60%) of its total usage of MCI 800 Service, Customer will pay an additional [*] per minute of usage of Non-Business Day MCI 800 Service under such sixty percent (60%) threshold.

          6.9.7 Customer represents that as of April 30, 1997, Customer's total of all IOC mileage for leased TDS 1.5 circuits will be equal to an average of [*] miles or less and as of October 31, 1997, TDS 45 circuits will be equal to an average of [*] miles or less.

          6.9.8 Customer represents that as of April 30, 1997, Customer will lease from MCI a minimum of [*] TDS 1.5 circuits and as of October 31, 1997, a minimum of [*] TDS 45 circuits; provided, however, that such TDS 1.5 and 45 circuits are available to Customer's selected locations.

     6.10 Credits.
          -------

          6.10.1 The Customer will receive a credit, not to exceed [*], for the one-time charges associated with the implementation of MCI service under this Contract Tariff. Such credits will be issued from time to time throughout the


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                                      -9-

                    Contract Tariff. Such credits will be issued from time to time throughout the term of service as MCI service under this Contract Tariff is installed. Any applicable Tariffed promotional credits will be applied prior to this credit.

          6.10.2    If Customer decreases the Second Minimum to [*] pursuant to
                    Section 3.1 above, for each consecutive three (3) month period following the effective date of the decrease (each a "Quarterly Period"). Customer will receive a credit of [*] calculated on and applied to the first [*] of Customer's total domestic interstate MCI 800 DAL Usage Charges for each Quarterly Period.

          6.10.3 If from the Effective Date until November 30, 1996, Customer's usage of MCI 800 Service intrastate equals or exceeds the one (1) of the total 800 intrastate minute levels set forth below, then Customer will receive one (1) of the corresponding credits set forth below on Customer's domestic interstate usage charges

                    Total 800 Intrastate Minutes                    Credit
                    ----------------------------                  ----------
                           [*]                                      [*]
                           [*]                                      [*]

                    Customer is entitled to only one (1) of the above credits and any such credit to which Customer is entitled to will be applied to Customer's December 1996 monthly invoice

7.   Assignment.  This Agreement will be binding upon and inure to the benefit
     ----------
     of the successors and permitted assigns of the parties hereto. Neither this Agreement, nor any rights or obligations of Customer herein will be transferable or assignable by Customer without MCI's prior written consent, which consent will not be unreasonably withheld.

8.   Ordered Service.  Service under this option is available to other customers
     ---------------
     MCI ordering service within 30 days of the Effective Date of this option.


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                                     -10-

                       ASSIGNMENT AND NOVATION AGREEMENT


This Assignment and Novation Agreement (the "Agreement") is made and entered into as of August 7, 1996 (the "Effective Date"), by and between MCI Telecommunications Corporation ("MCI"), Sattel Communications L.L.C. with offices located at 9145 Deering Avenue, Chatsworth, California 91311 ("Sattel") and Concentric Network Corporation with offices located at 10590 N. Tantau Avenue, Cupertino, California 95014 ("CNC").

1.   The parties stipulate and recite that:

     a. MCI and Sattel entered into an MCI Special Customer Arrangement, dated May 17, which was amended by the First Amendment, dated July 2, 1996 (the "SCA"). The SCA provides that Sattel will receive certain MCI services from MCI pursuant to the terms and conditions set forth in the SCA.

     b. Sattel desires to be discharged from the performance of its obligations set forth in the SCA (the "Obligations").

     c. CNC desires to receive the MCI services pursuant to the SCA and to perform the Obligations.

     d. MCI desires to release Sattel from the Obligations, provided that CNC agrees to perform the Obligations and to be bound by the terms and conditions of the SCA and this Agreement.

2. For the reasons recited above, and in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

     a. Sattel assigns to CNC the SCA, and CNC accepts such assignment from Sattel. CNC has fully read and understands the SCA and assumes and shall perform the Obligations.

     b. CNC agrees to be bound by all of the terms and conditions of the SCA in every way, as if it were an original party to the SCA. CNC agrees that on August 9, 1996, CNC shall pay MCI [*] and that beginning August 16, 1996, CNC shall pay MCI weekly in advance for MCI services provided pursuant to the SCA. Such payments shall be via electronic wire transfer to MCI's bank account. Such payments must be received

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

          by MCI on Friday of each week by 2:00 PM EST. If the payment date is a federal holiday, the payment must be received by 2:00 PM EST the next business day. CNC shall make each electronic wire transfer pursuant to the instructions set forth below, but MCI may modify these instructions upon at least thirty (30) days prior written notice to CNC. The amount of CNC's weekly wire transfers shall be [*]. If the amount of CNC's prepayments in a calendar month is less than its actual invoiced MCI charges for said calendar month, CNC shall pay the difference with its next wire transfer to MCI. CNC shall make each electronic wire transfer pursuant to the following instructions, and understands that failure to do so will result in cancellation of MCI services in accordance with MCI Tariff No. 1 filed with the FCC, without further notification.

               Bank Name:  The First National Bank of Chicago
               ABA#:
               DDA #:
               Acct Name:  MCI Telecommunication Corporation
               Acct#:
               Cust Name:  Concentric Network Corporation

     c. MCI releases Sattel from all claims for any liability that has arisen or may have arisen with respect to the SCA except for those relating to outstanding invoices for MCI services provided by MCI to Sattel before the Effective Date. MCI accepts the liability of CNC in lieu of the liability of Sattel. MCI shall be bound by the terms and conditions of the SCA in every way as if CNC were named in the SCA in place of Sattel.

     d.   This Agreement may be signed in counterparts.

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requested with respect to the omitted portions.

     In witness whereof; the parties have caused this Agreement to be executed by their respective authorized representatives.

Sattel Communications LLC                Concentric Network Corporation

By: /s/ Daniel W. Latham                 By: /s/ Michael F. Anthofer
    --------------------------               ----------------------------

Name: Daniel W. Latham                   Name: Michael F. Anthofer

Title:    President                      Title:  Vice President and CFO
      ------------------------                 --------------------------

Date:     August 7, 1996                 Date:   August 7, 1996
     -------------------------                ---------------------------


MCI Telecommunications Corporation

By: /s/ Edward W. Smith
    --------------------------

Name Edward Smith

Title:
      ------------------------

Date:     August 8, 1996
     -------------------------

                                      -3-